ELFUN TRUSTS

ELFUN INTERNATIONAL EQUITY FUND

ELFUN DIVERSIFIED FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN MONEY MARKET FUND

(each a “Fund” and collectively the “Funds”)

Supplement dated November 11, 2013

To the Statement of Additional Information (“SAI”) dated April 30, 2013

Effective November 11, 2013, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Asset Servicing as the Transfer Agent for the Funds. In connection with this change, the SAI for the Funds is revised as indicated below:

On page 81 of the SAI, the section entitled “Transfer Agent and Dividend Paying Agent” is deleted in its entirety and replaced with the following:

Transfer Agent and Dividend Paying Agent

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207, serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.

On page 84 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the first paragraph under the subsection entitled “Purchase of Units” is deleted in its entirety and replaced with the following:

Units of the Funds are sold to investors at the net asset value per unit next determined after receipt of an investment in good order by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Purchase orders for Units of a Fund will be accepted by the Fund only on a day on which the Fund’s net asset value is calculated. The Fund may in its discretion reject any order for the purchase of Units of a Fund. With respect to all purchases, dividends begin to accrue on the next business day following the receipt of the unit-holder’s check or funds.

On page 84 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the subsection entitled “Purchase of Units—By Mail” is deleted in its entirety and replaced with the following:

By Mail

Investors can purchase Units of a Fund by sending an investment by mail form and a check made payable to the applicable Fund in U.S. currency and drawn on a U.S. bank along with account information and instructions. Third party checks, endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from a foreign bank (or with a foreign address), money orders, cashier’s checks in amounts of less than $10,000, post-dated checks, post-dated on-line bill pay checks, and any conditional order or payment are not accepted by the Funds. Cash (currency) is also not accepted. Except for Money Market Fund confirmations which are provided monthly (and are included in your monthly statement), confirmations will be sent acknowledging each purchase daily. If the check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank.

On page 84 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the subsection entitled “Purchase of Units—By Payroll Savings Plan” is deleted in its entirety and replaced with the following:

By Payroll Savings Plan

An investor can purchase Units of a Fund (minimum of $25 per transaction) automatically on a regular basis by furnishing a completed Account Options Form which is available on the Fund’s website at www.geam.com, to their Servicing Agent. Statements of Account are sent on a quarterly basis to those who invest through payroll deductions.

On page 85 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the subsection entitled “Purchase of Units—Automatic Investment Plan” is deleted in its entirety and replaced with the following:

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $25 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-242-0134 for additional information. Money invested pursuant to the Automatic Investment Plan will not be available from your Fund account for 10 business days. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent by telephone or in writing 5 days prior to the effective date. The Funds may modify or terminate this feature at any time.

On page 86 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the third paragraph under the subsection entitled “Redemption of Units—Redemption by Mail” is deleted in its entirety and replaced with the following:

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Funds may require additional information for redemptions made by corporations, executors, administrations, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account.

On page 89 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units,” the subsection entitled “Redemption of Units—Checkwriting Privileges” is deleted in its entirety and replaced with the following:

A unit-holder of the Money Market Fund may request by completing an Account Options Form or by letter sent to U.S. Bancorp Fund Services, LLC that he or she would like checkwriting privileges, which are provided at no cost to the unit-holder. The Money Market Fund will provide redemption checks (“Checks”) drawn on the unit-holder’s account. Checks will be sent only to the unit-holder of the account and only to the address of record. The application or written request must be manually signed by the unit-holder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to U.S. Bancorp Fund Services, LLC for payment, U.S. Bancorp Fund Services, LLC, as agent, will cause the Money Market Fund to redeem a sufficient number of Units in the unit-holder’s account to cover the amount of the Check. Unit-holders generally will be subject to the same rules and regulations that U.S. Bancorp Fund Services, LLC applies to checking accounts. Unless otherwise specified in writing to the Servicing Agent, only the signature of one unit-holder of a joint account is required on Checks, unless otherwise specified at account opening.

Checks may not be written to redeem Units purchased by check until the earlier of (1) the date that good funds are credited to U.S. Bancorp Fund Services, LLC by its correspondent bank or (2) 10 days from the date of receipt of the check utilized to purchase Units. If the amount of the Check is greater than the value of the Units in a unit-holder’s account, the Check will be returned marked “insufficient funds.” Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked “uncollected.” If the Check does not clear, the unit-holder will be responsible for any loss that the Money Market Fund or U.S. Bancorp Fund Services, LLC incurs.

The Fund may modify or terminate the checkwriting privilege at any time on 30 days’ notice to participating unit-holders. The checkwriting privilege is subject to U.S. Bancorp Fund Services, LLC’s rules and regulations and is governed by the Wisconsin Uniform Commercial Code. All notices with respect to Checks drawn on U.S. Bancorp Fund Services, LLC must be given to U.S. Bancorp Fund Services, LLC. Stop payment instructions may be given by calling 1-800-242-0134.

This Supplement should be retained with your

SAI for future reference.